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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 24, 2000

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                            NEW ERA OF NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       STATE OF DELAWARE                 000-22043               84-1234845
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)

                              ---------------------

                 6550 GREENWOOD PLAZA BLVD., ENGLEWOOD, CO 80111
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (303) 694-3933
                     (TELEPHONE NUMBER, INCLUDING AREA CODE)

                              ---------------------

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ITEM 2.       ACQUISITIONS OR DISPOSITION OF ASSETS

              Effective March 24, 2000, New Era of Networks, Inc., a Delaware corporation (the "Registrant"), acquired PaperFree Systems, Inc., a Delaware corporation ("PaperFree") pursuant to an Agreement and Plan of Reorganization (the "Agreement") by and among PaperFree, the Registrant and NEON Acquisition One Corporation ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of the Registrant. Pursuant to the Agreement, PaperFree was merged with and into Merger Sub (the "Merger") and the PaperFree stockholders received a total of 283,881 shares of the Registrant's common stock and approximately $20,000,000 in exchange for their PaperFree capital stock. The description contained in this Item 2 of the Merger and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1.

              Of the 283,881 shares of the Registrant's common stock issued in the Merger, 63,876 shares were placed into escrow, to be held as security for losses incurred by the Registrant in the event of certain breaches of the representations and warranties covered in the Agreement or certain other events.

              The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of PaperFree, including valuations of comparable companies and the business and operating results of PaperFree.

              The shares of Registrant's common stock issued pursuant to the Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption provided by Section 4(2) under the Securities Act.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial statements of businesses acquired.

                  Not applicable.

              (b) Pro forma financial information.

                  Not applicable.

              (c) Exhibits.

                  2.1  Agreement and Plan of Reorganization dated March 21,
                       2000.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW ERA OF NETWORKS, INC.


April 7, 2000                           /s/ Stephen E. Webb
                                        --------------------------------------
                                        Stephen E. Webb, Senior Vice President
                                        and Chief Financial Officer



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                                Index to Exhibits


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                                                                                            SEQUENTIALLY
EXHIBIT                                                                                       NUMBERED
NUMBER                                  DESCRIPTION OF DOCUMENTS                                PAGE
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
 2.1             Agreement and Plan of Reorganization dated March 21, 2000.
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